UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐ Definitive Proxy Statement
☐ Confidential, for Use of the Commission	☒ Definitive Additional Materials
Only (as permitted by Rule 14a-6(e)(2))	☐ Soliciting Material Pursuant to §240.14a-12

LITHIA MOTORS, INC.
(Exact Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☒ No fee required.
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

# Your **Vote** Counts!

**LITHIA MOTORS, INC.**

2022 Annual Meeting

Vote by April 26, 2022

11:59 PM ET

LITHIA MOTORS, INC.
C/O BROADRIDGE FINANCIAL SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

## You invested in LITHIA MOTORS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 27, 2022.**

## Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

April 27, 2022
8:30 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/LAD2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | Election of Directors<br>**Nominees:** | |
| 1a. | Sidney B. DeBoer | For |
| 1b. | Susan O. Cain | For |
| 1c. | Bryan B. DeBoer | For |
| 1d. | Shauna F. McIntyre | For |
| 1e. | Louis P. Miramontes | For |
| 1f. | Kenneth E. Roberts | For |
| 1g. | David J. Robino | For |
| 2. | Approval, by advisory vote, of the compensation of our Named Executive Officers. | For |
| 3. | Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2022. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

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